Exhibit 99.2

First Quarter 2010 May 7, 2010

Safe Harbor Statement In this presentation and the related discussion, Scientific Games Corporation (“Scientific Games” or the “Company”) makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of liquidity to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, our joint ventures and strategic investments and relationships; inability to complete the proposed sale of the racing and venue management businesses; seasonality; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in Scientific Games’ filings with the Securities and Exchange Commission. The date of this presentation is as of May 7, 2010, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games’ ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Note Regarding Presentation of Non-GAAP Financial Measures: This presentation and the related discussion include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles. Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable U.S. GAAP financial measures, can be found in Scientific Games’ press release dated May 6, 2010. This press release is available on Scientific Games’ website at www.scientificgames.com in the “Investor Information – Press Release” section. 2

Expansion of U.S. retail distribution Big box retailers and drug store chains increasingly interested in the category Likely motivators: recession, product resiliency and retailer economics Two pilot programs in Pennsylvania Expansion of Properties PlusTM Our initial foray into internet distribution of lottery products and services Turnkey solution for player tracking, loyalty programs, access to licensed game portfolio and second chance drawings execution Expanded offerings as regulation evolves Performing well in Arkansas since its launch in Q3’09; in discussions with other lotteries Increasing opportunities in international jurisdictions Long-term targets: Brazil and Russia Aggressively pursuing opportunities in Spain, Poland and other countries in Europe Printed Products 3

New product expansion opportunities Cross-selling of Powerball® and Mega Millions building bigger jackpots quicker and based on early data seems to be incremental to the category The cross-selling of Powerball® and Mega Millions started in February in ten states Colorado and Maine anticipated to join by end of second quarter Two jackpots exceeding $250M since cross-selling took hold Positive momentum for a national game; launch likely in the first half of 2011 China Sports Lottery retail sales grow significantly due to the implementation of best practices and retail expansion Driven by 2010 marketing plan, China Sports Lottery retail sales improved 16% vs. prior-year period YTD sales through April are up in excess of 20% vs. the prior-year period Lottery Systems 4

Racing transaction with Sportech on target to close in Q2 Global Draw exhibited positive trends in gross win per day vs. prior-year period in the U.K. (+2% in Q1’10) Gross win per day growth accelerated in April (+6% for month) Global Draw continues to expand their terminal base Opportunities to further grow U.K. estate Numerous opportunities outside the U.K. Approved vendor for Maryland VLTs and submitted VLT bid in Quebec Central Monitoring & Control Systems bids in lotteries in Illinois, Ontario and Quebec Bolt-on acquisitions Acquisition of 751 Sceptre Leisure server-based gaming terminals in April 2010 Acceleration of Games Media terminal installations in pubs Significant progress made on installations at Marstons Opportunity to deploy additional terminals in the U.K. Diversified Gaming 5

Q1’10 Revenue Revenue ($M) Revenue declined ~6% vs. prior-year period driven by: Q1’09 Q1’10 6 Contract Terminations (Instant & Systems) Other Licensed Properties New Instant Ticket Contracts (AR/PR) Racing & Phone Cards FX Lottery Systems Hardware & Software Sales Austrian OTC & Revised Contract Terms at Global Draw

Q1’10 Adjusted EBITDA1 Adjusted EBITDA declined $5M vs. prior-year period, largely due to the impact of non-operating items totaling $3M Non-operating items in Q1’09 included a change in the other (income)/expense line item and a gain from the early repurchase of indebtedness under revised adjusted EBITDA definition Reported adjusted EBITDA under our previous definition in Q1’09 of $75M Impact of operating items on adjusted EBITDA less than $2M despite $14M decline in revenue due to a higher margin business mix, operating efficiencies and higher JV income Adjusted EBITDA1 ($M) Q1’09 JV Income Q1’10 7 Change in Other Income Gain on Early Debt Repurchase Impact of Lower Revenue Non-Operating Items Adjusted EBITDA is a non-GAAP financial measure based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our May 6, 2010 press release), except that adjusted EBITDA as used herein includes (without duplication) our share of the income (or deficit) of our joint ventures, whether or not such income has been distributed to us (whereas "consolidated EBITDA" for purposes of the credit agreement includes such income only to the extent it has been distributed to us). A reconciliation of adjusted EBITDA to net income (loss) is included in our May 6, 2010 press release. Other

China 16% retail sales growth vs. prior-year; Q1’09 was start-up period April YTD retail sales growth in excess of 20% driven by increase in average selling price Italy CLN earnings reflect lower retail sales due in part to the delay of new game introductions and continued expansion of gaming concessions by regulators Italian Council of State upheld the validity of the Gratta e Vinci instant ticket lottery concession tender in March 2010, but struck down one term of the tender CLN members intend to submit for one of up to four new concessions on May 10th Sciplay Expansion of internet gaming in Europe Canadian lotteries introducing inter-provincial poker U.S. internet gaming regulation bills in the House and Senate and state-level legislation Joint Ventures 8 Q1’10 Q1’09 JV EBITDA1 ($M) (1) Joint venture EBITDA is a non-GAAP financial measure that represents our share of our joint ventures’ EBITDA, which is defined as equity in earnings of our joint ventures (whether or not any such earnings have been distributed to us) plus income tax expense, depreciation and amortization expense and interest (income) loss, net of other. A reconciliation of joint venture EBITDA to equity in earnings of joint ventures is included in our May 6, 2010 press release. Joint venture EBITDA includes results from the Company's participation in Consorzio Lotterie Nazionali, Roberts Communications Network, LLC, CSG Lottery Technology (Beijing) Co., Ltd., Shandong Inspur Scientific Games Technology, Ltd., and Guard Libang. Growth in equity in earnings of joint ventures and JV EBITDA driven by results in our China instant ticket printing JV $17 $19

Q1’10 Free Cash Flow1 (1) Free cash flow is a non-GAAP financial measure that represents net cash provided by operating activities less total capital expenditures (which includes wagering systems expenditures and other intangible assets and software expenditures). A reconciliation of free cash flow to net cash provided by operating activities is included in our May 6, 2010 press release. 9 Achieved fifth consecutive quarter of free cash flow generation Scientific Games has generated over $125M in free cash flow over the last five quarters Subsequent to the quarter, Company received a $28M dividend for participation in CLN $ in Millions

Printed Products Group Revenue ($M) Q1’10 Q1’09 Q1’09 Q1’10 10 Operating Income ($M) Phone Card Sales Improved Mix/Efficiencies Q1’09 Employee Termination Costs SG&A & D&A New Contracts (AR/PR) FX Phone Card Sales Instant ticket revenue benefited from new contracts and favorable FX, offset by declines in phone cards, licensed properties and contract terminations Improvement in instant ticket revenue profitability due to a better mix of sales in licensed properties and instant tickets and efficiencies Increase in SG&A due to Italy tender process D&A increase primarily due to the new printing press in Montreal and MDI licenses Instant ticket revenue performance essentially flat vs. prior-year period; softness in phone cards business Instant Ticket Revenue Licensed Properties Contract Terminations (AZ/OH) Less than 1% Y/Y decline Operating income slightly ahead of prior-year period, despite impact of phone cards Other

Lottery Systems Group Operating Income ($M) Lower volume of one-time hardware and software sales Anniversary of contract terminations in West Virginia and South Dakota in Q2 and Q3, respectively Weather impacted mid-Atlantic states in February Underlying results reflect higher China Sports Lottery instant ticket validation revenue due to 16% increase in instant ticket retail sales Q1’10 Q1’09 Q1’09 Q1’10 11 Revenue ($M) Contract Terminations (SD, WV, MX) Software & Hardware Sales Impact of Lower Revenue Revenue was below prior-year period, primarily due to the decline in low profitability hardware and software sales and contract terminations Despite the decline in revenue, operating income declined only slightly vs. prior-year period due to improved margins Continued improvement in profitability of service and sales revenue reduced impact of lower revenue Other, Net

Diversified Gaming Group Revenue ($M) Global Draw revenue decline was due to lower revenue in Austrian OTC product and the revised terms, partially offset by favorable FX Gross win per day in the U.K. continues to improve versus prior-year Q1’10 Q1’09 Q1’09 Q1’10 12 Operating Income ($M) Racing Global Draw FX D&A Racing The improvement in operating income largely due to lower D&A in our racing and venue management businesses, partially offset by lower income from racing and venue management businesses Revenue was below prior-year period largely due to racing and venue management businesses Operating income improved vs. prior-year period largely due to lower D&A related to racing and venue management businesses